SPECIMEN COMMON STOCK CERTIFICATE

NUMBER                                                                    SHARES
_______C

                         STAR MARITIME ACQUISITION CORP.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                  COMMON STOCK

                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS


THIS CERTIFIES THA                                                        CUSIP

IS THE OWNER OF


            FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF
                       $.0001 EACH OF THE COMMON STOCK OF

                         STAR MARITIME ACQUISITION CORP.

  transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer
           Agent and registered by the Registrar. Witness the seal of the Corporation and the facsimile signatures of
                          its duly authorized officers.

         Dated:

__________________________________            __________________________________
CHAIRMAN                                      SECRETARY


                         STAR MARITIME ACQUISITION CORP.
                                 CORPORATE SEAL
                                      2005
                                    DELAWARE

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM  -  as tenants in common

         TEN ENT  -  as tenants by the entireties

         JT TEN  -   as joint tenants with right of survivorship
                     and not as tenants in common
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UNIF GIFT MIN ACT -  ____________ Custodian ___________
                        (Cust)                (Minor)
                     under Uniform Gifts to Minors
                     Act ______________________________
                                   (State)


     Additional Abbreviations may also be used though not in the above list.

                         STAR MARITIME ACQUISITION CORP.

      The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations, or restrictions of such preferences and/or rights. This certificate and the shares represented thereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and all amendments thereto and resolutions of the Board of Directors providing for the issue of shares of Preferred Stock (copies of which may be obtained from the secretary of the Corporation), to all of which the holder of this certificate by acceptance hereof assents.

      For value received, ___________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR
              OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
__________________________________
__________________________________

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
________________________________________________________________________________
________________________________________________________________________________
__________________________________________________________________________shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________
                            ____________________________________________________
                            NOTICE: The signature to this assignment must
                                    correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.


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

Signature(s) Guaranteed:

________________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15).

The holder of this certificate shall be entitled to receive funds from the trust fund only in the event of the Company's liquidation or if the holder seeks to convert his respective shares into cash upon a business combination which he voted against and which is actually completed by the Company. In no other circumstances shall the holder have any right or interest of any kind in or to the trust fund.






























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